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                                                                   Exhibit 10.8


                                 PANAVISION INC.

                  FIRST AMENDED AND RESTATED STOCK OPTION PLAN

                                    ARTICLE I

                                     Purpose

            This First Amended and Restated Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by officers and certain other key employees of Panavision Inc. (the "Company") in order to increase their proprietary interest in the Company's success and to encourage them to remain in the employ of the Company.

            The term "Company," when used in the Plan with reference to eligibility and employment, shall include the Company, its subsidiaries, and Panavision International L.P. ("PILP"). The word "subsidiary," when used in the Plan, shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

            It is intended that certain options granted under this Plan will qualify as "incentive stock options" under Section 422 of the Code.

                                   ARTICLE II

                                 Administration

            The Plan shall be administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and shall consist of not less than two members. Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine which of the eligible employees of the Company shall be granted options; (b) to authorize the granting of both incentive stock options and nonqualified options; (c) to determine the times when options shall be granted and the number of shares to be optioned; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE V; (e) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (f) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical); (g) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the
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administration of the Plan; and (h) to construe and interpret the Plan, the rules and regulations and the option agreements under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                   ARTICLE III

                                      Stock

            The stock to be purchased under the Plan shall be shares of authorized but unissued common stock of the Company, par value $0.01 per share, or previously issued shares of common stock reacquired by the Company (the "Stock"). Under the Plan, the total number of shares of Stock which may be purchased pursuant to options granted hereunder shall not exceed 3,000,000, and the maximum number of shares for which options may be granted to any single optionee during any calendar year shall not exceed 500,000. Such numbers of shares shall be adjusted in accordance with the provisions of ARTICLE X hereof.

            The number of shares of Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options. In the event that any outstanding option under the Plan for any reason expires, is terminated or is cancelled prior to the end of the period during which options may be granted, the shares of Stock called for by the unexercised portion of such option may again be subject to an option under the Plan.

                                   ARTICLE IV

                          Eligibility of Participants

            Subject to ARTICLE VII, officers and other key employees of the Company, its subsidiaries and PILP shall be eligible to receive options under the Plan, provided that incentive stock options may be granted only to employees of the Company and its subsidiaries. In addition, options which are not incentive stock options may be granted to directors, consultants or other key persons who the Committee determines shall receive options under the Plan.


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                                    ARTICLE V

                              Option Exercise Price

            Subject to ARTICLE VII, the exercise price of options granted under the Plan shall be not less than the fair market value of the Stock at the time the option was granted. The fair market value shall be deemed for all purposes of the Plan to be the last sale price reported as having occurred on any exchange on which the Company's Common Stock may be listed and traded on the date prior to the date the option is granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Company's Common Stock is not listed on any exchange but the Common Stock is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis then the fair market value of the Stock shall be deemed to be the average between the high bid price and low ask price reported on the date prior to the date the option is granted, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported. If the Common Stock is not quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, then the fair market value of the Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                                   ARTICLE VI

                         Exercise and Terms of Options

            Subject to this ARTICLE VI, the Committee shall determine the dates after which options may be exercised, in whole or in part. If an option is exercisable in installments, installments or portions thereof which are exercisable and not exercised shall remain exercisable.

            Any other provision of the Plan to the contrary notwithstanding, but subject to ARTICLE VII in the case of incentive stock options, no option shall be exercised after the date ten years from the date of grant of such option (the "Termination Date"). Unless otherwise determined by the Committee, the following provisions shall apply upon an optionee's termination of employment prior to the Termination Date:

            (i) If prior to the Termination Date, an optionee shall cease to be employed by the Company by reason of a disability, as defined in Section 22(e)(3)


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      of the Code, the option shall remain exercisable until the earlier of the
      Termination Date or one year after the date of cessation of employment, to the extent the option was exercisable at the time of cessation of employment.

            (ii) In the event of the death of an optionee prior to the Termination Date and while employed by the Company, or while entitled to exercise an option pursuant to the preceding paragraph or the subsequent paragraph, the option shall remain exercisable until the earlier of the Termination Date or one year after the date of death, by the person or person to whom the optionee's rights under the option pass by will or the applicable laws of descent and distribution, to the extent the option was exercisable on the date of death.

            (iii) If an optionee voluntarily terminates employment with the Company for reasons other than death or disability, or if an optionee's employment with the Company is terminated for Cause, the option shall remain exercisable until the earlier of the Termination Date or ten days after the date of such termination, to the extent the option was exercisable on the date of such termination.

            (iv) If the Company terminates an optionee's employment without Cause, as hereinafter defined, the option shall remain exercisable until the earlier of the Termination Date or three months after the date of such termination, to the extent the option was exercisable on the date of such termination.

            For purposes of the Plan, the Company shall have "Cause" to terminate an optionee's employment if the Company has cause to terminate the optionee's employment under any existing employment agreement between the optionee and the Company or, in the absence of an employment agreement between the optionee and the Company, in accordance with the definition of cause set forth in the optionee's option agreement.

            The Committee may provide, in its discretion, that it shall be a condition precedent to the exercise of an option that the optionee execute a written stockholders' agreement in such form as may be designated by the Committee.


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                                   ARTICLE VII

                         Special Provisions Applicable
                         to Incentive Stock Options Only

            To the extent the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which any options granted hereunder which are intended to be incentive stock options may be exercisable for the first time by the optionee in any calendar year (under this Plan or any other stock option plan of the Company or any parent or subsidiary thereof) exceeds $100,000, such options shall not be considered incentive stock options.

            No incentive stock option may be granted to an individual who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (i) has an option price of at least 110 percent of the fair market value of the Stock on the date of the grant of such option; and (ii) cannot be exercised more than five years after the date it is granted.

            Each optionee who receives an incentive stock option must agree to notify the Company in writing immediately after the optionee makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an incentive stock option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the optionee was granted the incentive stock option or (b) one year after the date the optionee acquired Stock by exercising the incentive stock option.

                                  ARTICLE VIII

                               Payment for Shares

            Payment for shares of Stock purchased under an option granted hereunder shall be made in full upon exercise of the option, by certified or bank cashier's check payable to the order of the Company, by delivery of shares of Stock which have been held by the optionee for at least six months of the time of exercise, or by any other means specified by the Committee. The Stock purchased shall thereupon be promptly delivered; provided, however, that the Company may, in its discretion, require that an optionee pay to the Company, at the time of exercise, such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.


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                                   ARTICLE IX

                      Non-Transferability of Option Rights

            No option shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him.

                                    ARTICLE X

                 Adjustment for Recapitalization, Merger, etc.

            The aggregate number of shares of Stock which may be purchased pursuant to options granted hereunder, the maximum number of shares for which options may be granted to any single optionee during any calendar year, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock without receipt of consideration by the Company. Any adjustment shall be conclusively determined by the Committee.

            In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than ordinary cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Stock or other securities issued or reserved for issuance pursuant to the Plan, the maximum number of shares for which options may be granted to any single optionee during any calendar year, and the number or kind of shares of Stock or other securities covered by outstanding options, and the option price thereof. In instances where another corporation or other business entity is being acquired by the Company, and the Company has assumed outstanding employee option grants and/or the obligation to make future or potential grants under a prior existing plan of the acquired entity, similar adjustments are permitted at the discretion of the Committee. The Committee shall notify optionees of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

            The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may


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provide for the elimination of any fractional share which might otherwise become subject to an option.

                                   ARTICLE XI

                        No Obligation to Exercise Option

            Granting of an option shall impose no obligation on the recipient to exercise such option.

                                   ARTICLE XII

                                Use of Proceeds

            The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIII

                            Rights as a Stockholder

            An optionee shall have no rights as a stockholder with respect to any share covered by his or her option until such optionee shall have become the holder of record of such share, and shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which he or she shall have become the holder of record thereof.

            Notwithstanding anything herein to the contrary, the Committee, in its sole discretion, may restrict the transferability of all or any number of shares issued under the Plan upon the exercise of an option by legending the stock certificate as it deems appropriate.

                                   ARTICLE XIV

                               Employment Rights

            Nothing in the Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate the optionee's employment at any time.


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                                   ARTICLE XV

                             Compliance with the Law

            The Company is relieved from any liability for the nonissuance or non-transfer, or any delay in issuance or transfer, of any shares of Stock subject to options under the Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer shares of Stock of the Company if counsel for the Company deems such authority necessary for the lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.

            Each option granted under the Plan is subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable upon exercise of options is required by any securities exchange or under any state or Federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of options or the issuance of shares of Stock, no options or shares of Stock shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions or with such conditions as are acceptable to the Committee.

                                   ARTICLE XVI

                            Cancellation of Options

            The Committee, in its discretion, may, with the consent of an optionee, cancel any outstanding option held by such optionee hereunder.

                                  ARTICLE XVII

                   Effective Date and Expiration Date of Plan

            The Plan, as amended and restated, is effective as of March 19, 1997, the date of adoption of the Plan by the Company's Board of Directors, subject to approval by the stockholders of the Company in a manner which complies with both Section 162(m)(4)(C)(ii) and Section 422(b)(1) of the Code and the Treasury Regulations thereunder. The expiration date of the Plan, after which no option may be granted hereunder, shall be March 19, 2007.


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                                  ARTICLE XVIII

                      Amendment or Discontinuance of Plan

            The Board may, without the consent of the Company's stockholders or optionees under the Plan, at any time terminate the Plan entirely and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect any option theretofore granted hereunder without the optionee's consent, and provided further that no such action by the Board, without approval of the stockholders, may increase the total number of shares of Stock which may be purchased pursuant to options granted under the Plan, except as contemplated in ARTICLE X.

                                   ARTICLE XIX

                             Repurchase of Options

            In granting options hereunder, the Committee may in its discretion, and on terms it considers appropriate, include in an option agreement provisions requiring an optionee, or the executors or administrators of an optionee's estate, to sell back to the Company such options in the event such optionee's employment with the Company is terminated.

                                   ARTICLE XX

                                 Miscellaneous

            (a) Options shall be evidenced by option agreements (which need not be identical) in such forms as the Committee may from time to time approve. Such agreements shall conform to the terms and conditions of the Plan and may provide that the grant of any option under the Plan and Stock acquired pursuant to the Plan shall also be subject to such other conditions (whether or not applicable to the option or Stock received by any other optionee) as the Committee determines appropriate, including, without limitation, provisions to assist the optionee in financing the purchase of Stock through the exercise of options, provisions for the forfeiture of, or restrictions on resale or other disposition of, shares under the Plan, provisions giving the Company the right to repurchase shares acquired under the Plan in the event the participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

            (b) If the Committee shall find that any person to whom any amount is payable under the Plan is unable to


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care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, or other relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

            (c) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Company's Board of Directors shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

            (d) The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of law thereof.

            (e) No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Optionees shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.


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            (f) Each member of the Committee and each member of the Company's
Board of Directors shall be fully justified in relying, in acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member.

            (g) Except as otherwise specifically provided in the relevant plan document, no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company.

            (h) The expenses of administering the Plan shall be borne by the Company.

            (i) Masculine pronouns and other words of masculine gender shall refer to both men and women.

                                   *   *   *

As adopted by the Board of Directors of
Panavision Inc. as of June 12, 1996

Amended and restated as of
March 19, 1997


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